UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 2, 2012

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 Stone Road Kilgore, TX 75662
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (903) 983-6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Martin Midstream Partners L.P. (the “Partnership”) filed a Current Report on Form 8-K on October 9, 2012 (the “Original Report”) to report, among other things: (i) its execution of a purchase agreement on October 2, 2012 (the “Redbird Purchase Agreement”) with Martin Underground Storage, Inc., a subsidiary of Martin Resource Management Corporation (“MRMC”), the owner of the Partnership's general partner, to purchase all of the remaining Class A Interests in Redbird Gas Storage LLC (“Redbird”) (the “Redbird Interests”) for $150.0 million in cash, and (ii) its execution of a purchase agreement on October 2, 2012 (the “Cross Assets Purchase Agreement”) with Cross Oil Refining & Marketing, Inc. (“Cross”), a wholly-owned subsidiary of MRMC, to acquire certain specialty lubricant product packaging assets (the “Cross Assets”) for total consideration of $121.8 million in cash.

In the Original Report, the Partnership stated that, in accordance with (a) Item 9.01(a)(4) of Form 8-K, it would provide the required separate financial statements with respect to each of Cross and Redbird, and (b) Item 9.01(b)(2) of Form 8-K, it would provide the required pro forma financial information with respect to the acquisitions of the Redbird Interests and the Cross Assets, in each case by amendment to the Original Report within 71 days after the date of such Original Report.

Subsequent to the filing of the Original Report, the Partnership completed its review of the financial statement requirements of Rule 3-05(b) of Regulation S-X (17 C.F.R. 210.3-05(b)) and the pro forma financial statement requirements of Article 11 of Regulation S-X (17 C.F.R. 210) relating to the Redbird Purchase Agreement and the Cross Assets Purchase Agreement. After completing the analysis of the financial significance tests described in Rule 3-05(b) and Article 11, the Partnership's management concluded that neither separate financial statements nor pro forma financial information was required for the acquisitions.

However, the Partnership's management did determine that the acquisitions of the Redbird Interests and the Cross Assets were between entities (the Partnership and MRMC, through its subsidiaries) under common control. Accordingly, as described further below, the Partnership is required to retrospectively update its historical financial statements and related information to include the investment in the Redbird Interests and the Cross Assets for all periods in which the Partnership and MRMC were under common control.

Item 8.01.    Other Events.

As described in the Original Report and above, on October 2, 2012, the Partnership entered into the Redbird Purchase Agreement and the Cross Assets Purchase Agreement with certain subsidiaries of MRMC. Because MRMC controls the Partnership through its ownership of the Partnership's general partner, the acquisitions were considered a transfer of net assets between entities under common control. As a result, the Partnership is required to retrospectively update its financial statements to include the activities of Redbird and Cross as of the date of common control. Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 included in this Current Report on Form 8-K give retroactive effect to the acquisitions of the Redbird Interests and Cross Assets as if the Partnership owned such businesses since the date of common control.

Form 10-K

Capitalized terms used in Exhibits 23.1, 99.1, 99.2 and 99.3 hereto shall have the meanings given to them in the Partnership's original Annual Report on Form 10-K for the year ended December 31, 2011, filed by the Partnership with the Securities and Exchange Commission (the “SEC”) on March 5, 2012 (the “2011 Form 10-K”).

The 2011 Form 10-K is hereby updated by this Current Report on Form 8-K as follows:

•	the Selected Financial and Operating Data of the Partnership included herein on Exhibit 99.1 supersedes Part II, Item 6 of the 2011 Form 10-K;

•
the Management's Discussion and Analysis of Financial Condition and Results of Operations of the Partnership for the year ended December 31, 2011 included herein on Exhibit 99.2 supersedes Part II, Item 7 of the 2011 Form 10-K; and

•	the Financial Statements and Supplementary Data of the Partnership included herein on Exhibit 99.3 supersedes Part II, Item 8 of the 2011 Form 10-K.

Other than the revisions noted above, the Partnership has made no attempt to revise or update the 2011 Form 10-K for events occurring after the original filing of the 2011 Form 10-K, except as described in the Partnership's Current Report on Form 8-K dated August 21, 2012, as filed by the Partnership with the SEC on August 21, 2012.

This Current Report on Form 8-K should be read in conjunction with the 2011 Form 10-K, and any references herein to Items 6, 7 and 8 under Part II of the 2011 Form 10-K refer to Exhibits 99.1, 99.2 and 99.3, respectively. As of the date of this Current Report on Form 8-K, future references to the Partnership's historical financial statements and the MD&A for the year ended December 31, 2011 should be made to this Current Report, as well as future quarterly and annual reports on Form 10-Q and Form 10-K, respectively.

Form 10-Q

Capitalized terms used in Exhibits 99.4 and 99.5 hereto shall have the meanings given to them in the Partnership's original Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, filed by the Partnership with the SEC on November 5, 2012 (the “September 2012 Form 10-Q”).

The September 2012 Form 10-Q is hereby updated by this Current Report on Form 8-K as follows:

•the Unaudited Consolidated and Condensed Financial Statements of the Partnership included herein as Exhibit 99.4 supersede Part I, Item 1 in the September 2012 Form 10-Q; and

•the MD&A of the Partnership for the quarter ended September 30, 2012 included herein as Exhibit 99.5 supersedes Part I, Item 2 in the September 2012 Form 10-Q.

Other than the revisions noted above, the Partnership has made no attempt to revise or update the September 2012 Form 10-Q for events occurring after the original filing of the September 2012 Form 10-Q.

This Current Report on Form 8-K should be read in conjunction with the September 2012 Form 10-Q, and any references herein to Item 1 or 2 under Part I of the September 2012 Form 10-Q refer to Exhibits 99.4 and 99.5, respectively. As of the date of this Current Report on Form 8-K, future references to the Partnership's historical financial statements and the MD&A for quarter ended September 30, 2012 should be made to this Current Report, as well as future quarterly and annual reports on Form 10-Q and Form 10-K, respectively.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
23.1	Form 10-K - Consent of Independent Registered Public Accounting Firm.
99.1	Form 10-K - Part II, Item 6. Selected Financial and Operating Data.
99.2	Form 10-K - Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Form 10-K - Part II, Item 8. Financial Statements and Supplementary Data.
99.4	Form 10-Q - Part I, Item 1. Financial Statements.
99.5	Form 10-Q - Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC,
Its General Partner

Date: November 13, 2012                By: s/s Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Form 10-K - Consent of Independent Registered Public Accounting Firm.
99.1	Form 10-K - Part II, Item 6. Selected Financial and Operating Data.
99.2	Form 10-K - Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Form 10-K - Part II, Item 8. Financial Statements and Supplementary Data.
99.4	Form 10-Q - Part I, Item 1. Financial Statements.
99.5	Form 10-Q - Part I, Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

5